UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 21, 2015

Date of Report (date of earliest event reported):

THE HERSHEY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive Hershey, Pennsylvania	17033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(717) 534-4200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 21, 2015, The Hershey Company (the “Registrant”) closed its previously announced public offering of $300,000,000 aggregate principal amount of 1.600% Notes due August 21, 2018 (the “2018 Notes”) and $300,000,000 aggregate principal amount of 3.200% Notes due August 21, 2025 (the “2025 Notes” and, together with the 2018 Notes, the “Notes”). The Notes were issued under an indenture with U.S. Bank National Association, as trustee, dated as of May 14, 2009. The forms of the Notes are attached hereto as Exhibits 4.1 and 4.2 and are incorporated by reference herein. In connection with the offering, the legal opinion as to the validity of the Notes is attached hereto as Exhibit 5.1 and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

4.1	Form of Global Note representing the Registrant’s 1.600% Notes due August 21, 2018

4.2	Form of Global Note representing the Registrant’s 3.200% Notes due August 21, 2025

5.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2015

THE HERSHEY COMPANY (Registrant)

By:	/s/ Patricia A. Little
Patricia A. Little
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	Form of Global Note representing the Registrant’s 1.600% Notes due August 21, 2018

4.2	Form of Global Note representing the Registrant’s 3.200% Notes due August 21, 2025

5.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)